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                                                                    Exhibit 99.1

                 CERTIFICATION OF QUARTERLY REPORT ON FORM 10-Q
                                       OF
                                BELMONT BANCORP.

                       FOR THE QUARTER ENDED JUNE 30, 2002

The undersigned are the Chief Executive Officer and the Principal Financial and Accounting Officer of Belmont Bancorp. (the "Registrant"). This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Quarterly Report on Form 10-Q of the Registrant for the quarterly period ended June 30, 2002.

We certify that the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

This Certification is executed as of August 9, 2002. /s/ Wilbur R. Roat
                                                     ------------------
                                                     President & Chief Executive
                                                     Officer

                                                     /s/ Jane R. Marsh
                                                     -----------------
                                                     Principal Financial
                                                     and Accounting Officer